UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2008

Furniture Brands International, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105

(Address of principal executive offices) (zip code)

(314) 863-1100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On July 10, 2008, Furniture Brands International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Rights Agreement dated July 30, 1998 (the “Rights Agreement”).

The Amendment extended the final expiration date of the rights under the Rights Agreement for three years to July 30, 2011. The Amendment also (i) reduced the purchase price under the Rights Agreement from $135.00 to $55.00 per one one-hundredth of a share of Series A Junior Participating Preferred Stock, subject to adjustment, and (ii) reduced the price at which the Company’s Board of Directors may, under certain circumstances, elect to redeem all of the outstanding rights to $0.001 per right. In connection with the Amendment, the Company also appointed American Stock Transfer and Trust Company, LLC, the transfer agent and registrar of the Company’s common stock, as successor rights agent to The Bank of New York.

The Company described the material terms of the Rights Agreement in Item 5 of Part II of its quarterly report on Form 10-Q for the quarter ended June 30, 1998, and incorporates that description herein by this reference, appropriately modified as set forth above. The foregoing is only a summary of certain terms and conditions of the Amendment and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

ITEM 3.03	Material Modification to Rights of Securities Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure

On July 11, 2008, the Company issued a press release in the form of an open letter to stockholders, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Jon D. Botsford
Name: Jon D. Botsford
Title: Senior Vice President, General Counsel and Secretary

Dated July 11, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, dated July 10, 2008, between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent.

99.1	Press Release issued by the Company, dated July 11, 2008.